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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
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                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    May 16, 1996



                          WASHINGTON CONSTRUCTION GROUP, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                      1-12054                       35-0565601
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     (State of               (Commission File Number)           (IRS Employer
   Incorporation)                                            Identification No.)


              27400 East 5th Street, Highland, California 92346
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              (Address of principal executive offices) (Zip Code)

                                 (909) 884-4811
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              (Registrant's telephone number, including area code)

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         (former name or former address, if changed since last report)


                                 Total Pages 6

                   Index to Exhibits appears on page 4 herein
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Item 5.   Other Events.
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               On May 16, 1996, Washington Construction Group, Inc. and Morrison
Knudsen Corporation issued a press release, a copy of which is attached hereto as Exhibit 1.1. The information contained in such press release is incorporated by reference herein in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  The following exhibit is filed as part of this Report:

               1.1 Press Release of Washington Construction Group, Inc. and Morrison Knudsen Corporation dated May 16, 1996.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 1996

                            WASHINGTON CONSTRUCTION GROUP, INC.



                            By:       /s/ John Wimberly
                               ---------------------------------------------
                               Name:   John Wimberly
                               Title:  President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibits.
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  1.1          Press Release of Washington Construction Group, Inc. and Morrison
               Knudsen Corporation dated May 16, 1996.

                                       4